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                                                                      SCHEDULE I

AMERICAN INTERNATIONAL GROUP, INC. AND SUBSIDIARIES
SUMMARY OF INVESTMENTS -- OTHER THAN INVESTMENTS IN RELATED PARTIES AS OF DECEMBER 31, 1998

(in millions)
--------------------------------------------------------------------------------

                                                                                            AMOUNT AT
                                                                                           WHICH SHOWN
                                                                                             IN THE
                                                                                             BALANCE
                     TYPE OF INVESTMENT                          COST*         VALUE          SHEET
------------------------------------------------------------------------------------------------------
Fixed maturities:
  Bonds:
     United States Government and government agencies and
      authorities                                               $  2,893      $ 3,098       $  3,096
     States, municipalities and political subdivisions            19,415       20,762         19,789
     Foreign governments                                          11,202       11,846         11,846
     Public utilities                                              3,874        4,213          4,213
     All other corporate                                          40,137       41,036         41,036
------------------------------------------------------------------------------------------------------
  Total bonds                                                     77,521       80,955         79,980
  Preferred stocks                                                    --           --             --
------------------------------------------------------------------------------------------------------
Total fixed maturities                                            77,521       80,955         79,980
------------------------------------------------------------------------------------------------------
Equity securities:
  Common stocks:
     Public utilities                                                249          275            275
     Banks, trust and insurance companies                            760          828            828
     Industrial, miscellaneous and all other                       4,456        4,545          4,545
------------------------------------------------------------------------------------------------------
  Total common stocks                                              5,465        5,648          5,648
  Non-redeemable preferred stocks                                    628          620            620
------------------------------------------------------------------------------------------------------
Total equity securities                                            6,093        6,268          6,268
------------------------------------------------------------------------------------------------------
Mortgage loans on real estate, policy and collateral loans        11,741       11,741         11,741
Financial services assets:
  Flight equipment primarily under operating leases, net of
     accumulated depreciation                                     16,330           --         16,330
  Securities available for sale, at market value                  10,667       10,674         10,674
  Trading securities, at market value                                 --        5,668          5,668
  Spot commodities, at market value                                   --          476            476
  Unrealized gain on interest rate and currency swaps,
     options and forward transactions                                 --        9,881          9,881
  Trading assets                                                   6,229           --          6,229
  Securities purchased under agreements to resell, at
     contract value                                                4,838           --          4,838
Other invested assets                                              8,692           --          8,692
Short-term investments, at cost (approximates market value)        6,739           --          6,739
------------------------------------------------------------------------------------------------------
Total investments                                               $148,850           --       $167,516
------------------------------------------------------------------------------------------------------

* Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accrual of discounts.

                                       S-1
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AMERICAN INTERNATIONAL GROUP, INC. AND SUBSIDIARIES                 Schedule III
SUPPLEMENTARY INSURANCE INFORMATION
AS OF DECEMBER 31, 1998, 1997 AND 1996 AND FOR THE YEARS THEN ENDED

                                                    (IN MILLIONS)
---------------------------------------------------------------------------------------------------------------------
                                        RESERVES FOR
                                          LOSSES AND                                                      LOSSES AND
                        DEFERRED                LOSS    RESERVE         POLICY                               LOSS
                         POLICY            EXPENSES,      FOR              AND                   NET       EXPENSES
                       ACQUISITION     FUTURE POLICY   UNEARNED       CONTRACT    PREMIUM    INVESTMENT    INCURRED,
       SEGMENT            COSTS          BENEFITS(A)   PREMIUMS      CLAIMS(B)    REVENUE      INCOME      BENEFITS
---------------------------------------------------------------------------------------------------------------------
1998
  General insurance         $1,852           $38,310      $10,009        $  --      $14,098       $2,192      $10,657
  Life insurance             6,229            29,571           --        1,135       10,293        5,201       10,242
---------------------------------------------------------------------------------------------------------------------
                            $8,081           $67,881      $10,009       $1,135      $24,391       $7,393      $20,899
---------------------------------------------------------------------------------------------------------------------
1997
  General insurance         $1,637           $33,400      $ 8,739        $  --      $12,421       $1,854      $ 9,356
  Life insurance             5,515            24,502           --          795        9,956        4,521        9,770
---------------------------------------------------------------------------------------------------------------------
                            $7,152           $57,902      $ 8,739        $ 795      $22,377       $6,375      $19,126
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1996
  General insurance         $1,416           $33,430      $ 7,599        $  --      $11,855       $1,691      $ 8,997
  Life insurance             5,403            24,003           --          794        8,995        3,805        8,765
---------------------------------------------------------------------------------------------------------------------
                            $6,819           $57,433      $ 7,599        $ 794      $20,850       $5,496      $17,762
---------------------------------------------------------------------------------------------------------------------

                                     (IN MILLIONS)
---------------------  ------------------------------------------

                           AMORTIZATION
                            OF DEFERRED
                                 POLICY     OTHER         NET
                            ACQUISITION   OPERATING    PREMIUMS
       SEGMENT                 COSTS(C)   EXPENSES      WRITTEN
---------------------  ------------------------------------------
1998
  General insurance              $1,358       $1,552      $14,586
  Life insurance                    759        2,046           --
-----------------------------------------------------------------------------
                                 $2,117       $3,598      $14,586
------------------------------------------------------------------------------------------
1997
  General insurance              $1,216       $1,359      $13,408
  Life insurance                    874        1,776           --
-------------------------------------------------------------------------------------------------------
                                 $2,090       $3,135      $13,408
--------------------------------------------------------------------------------------------------------------------
1996
  General insurance              $1,180       $1,228      $12,692
  Life insurance                    664        1,718           --
---------------------------------------------------------------------------------------------------------------------
                                 $1,844       $2,946      $12,692
---------------------------------------------------------------------------------------------------------------------

(a) Reserves for losses and loss expenses with respect to the general insurance operations are net of discounts of $551 million, $294 million and $62 million for 1998, 1997 and 1996, respectively.
(b) Reflected in insurance balances payable on the accompanying balance sheet.
(c) Amounts shown for general insurance segment exclude amounts deferred and amortized in the same period.

                                       S-2